AuguStar Variable Insurance Products Fund, Inc.	SUMMARY PROSPECTUS	May 1, 2026

AVIP BlackRock Advantage International Equity Portfolio

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders and other information about the fund online at www.augustarfund.com.You can also get this information at no cost by calling 1-877-781-6392 or by sending an e-mail request to AnnuityService@constellationinsurance.com.The fund’s prospectus and statement of additional information, both dated May 1, 2026, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class I	Class II
Management Fees	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other expenses	0.17%	0.17%(1)
Total Annual Fund Operating Expenses	0.88%	1.13%

(1)	Estimated for the current fiscal year.

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$90	$282	$490	$1,087
Class II	$116	$361	$626	$1,382

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 147% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio seeks to invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index (Net-USD).The MSCI EAFE Index (Net-USD) is a capitalization-weighted index from a broad range of industries located in developed markets outside of the U.S. and Canada, chosen for market size, liquidity and industry group representation, generally consisting of large- and mid-capitalization companies. Equity securities include common stock, preferred stock and convertible securities. The Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities.

From time to time, the Portfolio may invest in shares of companies through “new issues” or initial public offerings (“IPOs”).The Portfolio invests in securities of non-U.S. issuers that can be U.S. dollar based or non-U.S. dollar based on a hedged or unhedged basis. The Portfolio may enter into currency transactions on a hedged or unhedged basis in order to seek total return.

The Portfolio is actively managed by BlackRock Investment Management, LLC (“BlackRock”) under a sub-advisory agreement with the Adviser. BlackRock began managing the Portfolio in December 2019. BlackRock seeks to pursue the Portfolio’s investment objective by investing in non-U.S. securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks that the Portfolio can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock then constructs and rebalances the Portfolio by integrating its investment insights with the model-based optimization process. BlackRock has no stated minimum holding period for investments and may buy or sell securities whenever it sees an appropriate opportunity.

The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs, or trade wars, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility. This may adversely impact the Portfolio’s performance.

Model Risk — The Portfolio seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues and other technological issues).There is no guarantee that BlackRock’s use of these models will result in effective investment decisions for the Portfolio.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

Initial Public Offering Risk — There is no assurance that a portfolio’s investments in initial public offerings (“IPOs”) will have a positive effect on performance. The effect of IPOs on portfolio performance depends on such factors as the number of IPOs in a portfolio invested, whether and to what extent the IPOs appreciated in value, and the portfolio’s asset base.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Investment Style Risk — The Portfolio may employ a combination of styles that impact its risk characteristics, such as growth and value investing. Due to the Portfolio’s style of investing, the Portfolio’s share price may lag that of other funds using a different investment style.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Medium Capitalization Company Risk — Medium capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Medium capitalization companies are also sometimes more subject to failure.

Convertible Securities Risk — In addition to being subject to the risks of investing in common stock, the value of convertible securities can be adversely affected by fixed income market forces such as interest rate risk, credit risk, call risk and prepayment risk.

Preferred Stock Risk — The prices of preferred stock typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move upwards more slowly than common stock prices.

Risk of Investing in the United States — A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.

The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. In particular, ongoing tensions and military conflict, such as the war in Iran, could disrupt global energy supplies, increase geopolitical instability, and lead to fluctuations in oil prices, all of which may have a ripple effect on the global economy, U.S. financial markets, and the value of certain securities. Likewise, war, natural disasters, terrorism, internal political discord, public health emergencies such as pandemics and epidemics, trade disputes with key trading partners and associated tariffs, and similar events can result in a wide range of social and economic disruptions and challenge businesses and their revenues across most sectors. These events have also resulted in and may continue to have adverse impacts on the U.S. economy and the issuers in which the Fund invests.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio .They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

BlackRock began sub-advising the Portfolio under its current strategy on December 6, 2019. From May 1, 2017 through December 5, 2019, the Portfolio was sub-advised by Lazard Asset Management LLC (“Lazard”) using a different strategy. From January 1, 1999 through April 28, 2017, the Portfolio was sub-advised by Federated Global Investment Management Corp. (“Federated Global”) using a different strategy. Performance returns shown below for periods prior to December 6, 2019 are those of Lazard and Federated Global and are not indicative of returns of the current strategy or sub-adviser.

TABLE I

AVIP BlackRock Advantage International Equity Portfolio Year-by-Year Total Returns – Class I Shares(1)

(1)	Because Class II Shares have not yet commenced operations, the returns shown in the bar chart are for Class I Shares of the Portfolio. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The 12b-1 fee for Class II Shares is not reflected in the bar chart, and if this amount was reflected, returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 18.09%.That was the quarter ended on December 31, 2022.The lowest return for a quarter was -24.55%.That was the quarter ended on March 31, 2020.To obtain performance information up to the most recent month end, call toll free 877.781.6392.

TABLE II

AVIP BlackRock Advantage International Equity Portfolio – Average Annual Total Returns

Average Annual Total Returns As of December 31, 2025	1 Year	5 Years	10 Years
AVIP BlackRock Advantage International Equity Portfolio	33.04%	10.56%	8.33%
MSCI EAFE Index (Net-USD)	31.22%	8.92%	8.18%

Returns are shown for Class I Shares only and will be lower for Class II Shares due to the differing expenses for each class of shares.

Management

Constellation Investments, Inc. serves as the investment adviser for the Portfolio. BlackRock serves as the investment sub-adviser for the Portfolio. BlackRock has been a sub-adviser for the Portfolio since December 6, 2019. Raffaele Savi, a Senior Managing Director of BlackRock, and Kevin Franklin and Richard Mathieson, both Managing Directors of BlackRock, have been portfolio managers of the Portfolio since December 2019.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Payments to Insurance Companies and Other Financial Intermediaries If you invest in the Fund through an insurance company, broker/dealer, financial representative or other financial intermediary, the Fund and its related companies may pay the financial intermediary for the investment in the Fund and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend a variable annuity contract or variable life insurance policy and the Fund over another available investment option. Ask your financial intermediary or visit your financial intermediary’s website for more information.